FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	September 10, 2008
MBF Healthcare Acquisition Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33396	22-3934207

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 Alhambra Plaza, Suite 1100, Coral Gables, Florida	33432

(Address of Principal Executive Offices)	(Zip Code)
(305) 461-1162

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 — ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     On September 10, 2008, MBF Healthcare Acquisition Corp. (“MBF”), Critical Homecare Solutions Holdings, Inc. (“CHS”) and Kohlberg Investors V, L.P. (the “Seller’s Representative”) entered into Amendment No. 5 (the “Amendment”) to the Stock Purchase Agreement, dated February 6, 2008 (the “Stock Purchase Agreement”), by and among MBF, CHS and the Sellers’ Representative and the other stockholders of CHS (each, together with the Sellers’ Representative, a “Seller” and collectively the “Sellers”), as previously amended to date.
     Pursuant to the Amendment, the expenses of CHS were increased by $12.0 million, thereby decreasing the cash amount paid to the Sellers at the closing of the acquisition by $12.0 million. Exhibit D to the Stock Purchase Agreement was also replaced with a subscription agreement executed by the Sellers pursuant to which, at the closing of the acquisition, MBF will issue shares of unregistered common stock to the Sellers for the purpose of raising not less than $55.0 million in connection with the acquisition and up to an additional $13.2 million to fund the conversion of dissenting stockholders’ shares if the acquisition is consummated.
     The Amendment also provided for a subscription agreement (the “Subscription Agreement”) and a letter agreement (the “Letter Agreement”) from MBF Healthcare Partners, L.P. (“MBF LP”) to MBF, each dated September 10, 2008, pursuant to which, at the closing of the acquisition, MBF will issue shares of unregistered common stock to MBF LP for the purpose of raising not less than $30.4 million, substantially all of which will be used to finance a portion of the consideration required to acquire CHS and up to an additional $8.0 million to fund the conversion of dissenting stockholders’ shares if the acquisition is consummated. A copy of the Subscription Agreement and the Letter Agreement are filed as Exhibits 10.1 and 10.2 hereto respectively and are incorporated herein by this reference.
     The Amendment also established an earn-out provision for the Sellers as follows: after the conclusion of each of the five successive twelve-month periods beginning January 1, 2009 and ending December 31, 2013 and within thirty (30) days of MBF’s filing of its annual report on Form 10-K with the SEC, MBF shall pay to the Sellers and the Optionholders (as such term is defined in the Stock Purchase Agreement) (i) twenty-five percent (25%) of CHS’ EBITDA in excess of $52.5 million if paid in cash or (ii) thirty-three and one third percent (331/3%) of CHS’ EBITDA in excess of $52.5 million if paid in MBF common stock calculated at the average closing sales price of MBF’s common stock for the ten consecutive trading days prior to the delivery of MBF’s common stock for a given earn-out period; provided that the maximum earn-out paid for all such earn-out periods (whether paid in cash, MBF common stock or any combination thereof) shall not exceed $12.0 million in the aggregate. MBF is granted the sole and absolute discretion to determine whether to pay the earn-out in cash or MBF common stock.
     Finally, the Amendment provided for the issuance of 6,036 Preferred Shares by CHS to Kohlberg Investors V, L.P., Kohlberg TE Investors V, L.P., Kohlberg Offshore Investors V, L.P., Kohlberg Partners V, L.P. and SAC in exchange for $6.036 million paid by such entities to CHS and to revise the number of Preferred Shares to be acquired by MBF in the transaction. The $6.036 million paid for the Preferred Shares is considered Acquisition Costs in the purchase price adjustment provisions, is included as Acquisition Costs in the estimated purchase price adjustments presented on page 3 and will be repaid in full, plus the amount of any accrued and unpaid interest thereon at the closing date of the acquisition, by MBF to the preferred shareholders as part of the purchase price.
     The foregoing description is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 2.1 hereto and incorporated herein by this reference.
Additional Information and Where to Find It.
     On September 11, 2008, MBF filed an amended preliminary proxy statement concerning the proposed transaction, which is subject to review by the Securities and Exchange Commission (SEC). MBF stockholders and other interested persons are urged to read the proxy statement and other relevant materials when they become available as they will contain important information about MBF, CHS and the proposed transaction. Such persons can also read MBF’s final prospectus dated April 17, 2007, for a description of the security holdings of the MBF officers and directors and their respective interests in the successful consummation of the proposed transaction. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the proposed transaction. MBF stockholders will be able to obtain a free copy of the definitive proxy statement through the SEC’s internet website (http://www.sec.gov). Copies of the proxy statement can also be obtained, without charge, by directing a request to MBF Healthcare Acquisition Corp., 121 Alhambra Plaza, Suite 1100, Coral Gables, FL 33134.
Participants in Solicitation.
     MBF and its directors and executive officers and CHS and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of MBF stock in respect of the proposed transaction. Investors may obtain additional information regarding the interest of such participants by reading the definitive proxy statement relating to the proposed transaction and MBF’s Annual Report on Form 10-K for its fiscal year ended December 31, 2007 when they become available.
Forward Looking Statements
     Any statements contained in this press release that do not describe historical facts may constitute forward-looking statements as that term is defined by the United States Private Securities Litigation Reform Act of 1995. Any such forward-looking statements contained herein are based on current expectations, but are subject to a number of risks and uncertainties that may cause actual results to differ materially from expectations such as material adverse events affecting MBF and CHS, their ability to complete a business combination and those other risks and uncertainties detailed in their filings with the SEC. MBF and CHS caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. MBFand CHS do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.
ITEM 9.01. Financial Statements and Exhibits
d)	Exhibits

Exhibit No.	Description

2.1	Amendment No 5. to the Stock Purchase Agreement

10.1	Subscription Agreement, dated September 10, 2008, by and between MBF LP and MBF

10.2	Letter Agreement, dated September 10, 2008, by and between MBF LP and MBF

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 16, 2008	MBF HEALTHCARE ACQUISITION CORP.
/s/ Miguel B. Fernandez
Miguel B. Fernandez
Chairman and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

2.1	Amendment No 5. to the Stock Purchase Agreement

10.1	Subscription Agreement, dated September 10, 2008, by and between MBF LP and MBF

10.2	Letter Agreement, dated September 10, 2008, by and between MBF LP and MBF

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